UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001

                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)


Republic of Panama                      1-9610                   59-1562976
(State or other jurisdiction         (Commission             ( I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                   33178-2428
(Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

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ITEM 5.  OTHER EVENTS

         On December 20, 2001, the Registrant issued a press release relating to its earnings for the quarter ended November 30, 2001 and its 2001 fiscal year. The press release is attached as Exhibit 99.1 to this report and is incorporated in this Item 5 by reference.


ITEM 7.  EXHIBITS

Exhibit Number                      Description of Exhibit

99.1                                Press Release dated December 20, 2001.


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                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2001


                                   CARNIVAL CORPORATION


                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  General Counsel


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                                  Exhibit List


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated December 20, 2001.